JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from January 1, 2016 to June 30, 2016

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund, Inc.
Trade Date 1/19/2016
Issuer Transcontinental Gas Pipe Line Co LLC (WPZ 7.85% February 1, 2026 144A)
Cusip 893574AG8
Bonds $100,000.00
Offering Price $99.83
Spread 0.65%
Cost $99,825
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.45%
Syndicate Members BARCS,JPM,RBCCM,SCOTIA,TDSECS
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/21/2016
Issuer Treehouse Foods, Inc. (THS 6.00% February 15, 2024 144A)
Cusip 89469AAC8
Bonds $95,000.00
Offering Price $100.00
Spread 1.50%
Cost $95,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members BAML,BMO,JPM,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/4/2016
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 5.875% April 1, 2024 144A)
Cusip 1248EPBP7
Bonds $233,000.00
Offering Price $100.00
Spread 0.88%
Cost $233,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.44%
Syndicate Members BAML, CITI, DS,DB,GS, UBS, WFC,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/25/2016
Issuer PulteGroup Inc (PHM 5.50% March 1, 2026)
Cusip 745867AW1
Bonds $113,000.00
Offering Price $100.00
Spread 0.65%
Cost $113,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 2.46%
Syndicate Members BAML,CITI,JPM,MIZUHO,SUN
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/1/2016
Issuer HCA Inc. (HCA 5.25% June 15, 2026)
Cusip 404119BT5
Bonds $175,000.00
Offering Price $100.00
Spread 1.00%
Cost $175,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.18%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,SUN,UBS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/8/2016
Issuer Level 3 Financing Inc. (LVLT 5.25% March 15, 2026 144A)
Cusip 527298BL6
Bonds $55,000.00
Offering Price $100.00
Spread 1.25%
Cost $55,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 2.92%
Syndicate Members BAML,BARCS,CITI,CS,GS,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/11/2016
Issuer ESH Hospitality Inc (STAY 5.25% May 1, 2025 144A)
Cusip 26907YAA2
Bonds $49,000.00
Offering Price $98.50
Spread 1.50%
Cost $48,265
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.35%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MQB,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/14/2016
Issuer Anadarko Petroleum Corporation (APC 4.85% March 15, 2021)
Cusip 032511BM8
Bonds $59,000.00
Offering Price $99.97
Spread 0.60%
Cost $58,985
Dealer Executing Trade Barclays
% of Offering  purchased by firm 1.07%
Syndicate Members BAML,BARCS,DB,JPM,MIZUHO,MS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/14/2016
Issuer Anadarko Petroleum Corporation (APC 5.55% March 15, 2026)
Cusip 032511BN6
Bonds $41,000.00
Offering Price $99.69
Spread 0.65%
Cost $40,873
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.54%
Syndicate Members BAML,BARCS,DB,JPM,MIZUHO,MS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/14/2016
Issuer Anadarko Petroleum Corporation (APC 6.6% March 15, 2046)
Cusip 032511BP1
Bonds $41,000.00
Offering Price $99.92
Spread 0.88%
Cost $40,968
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 0.54%
Syndicate Members BAML,BARCS,DB,JPM,MIZUHO,MS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/14/2016
Issuer Avis Budget Car Rental LLC / Avis Budget Finance Inc. (CAR 6.375% April 1, 2024 144A)
Cusip 053773BB2
Bonds $65,000.00
Offering Price $100.00
Spread 1.38%
Cost $65,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 6.21%
Syndicate Members CACIB,CITI,DB,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/21/2016
Issuer Aircastle Limited (AYR 5.0% April 1, 2023)
Cusip 00928QAP6
Bonds $73,000.00
Offering Price $100.00
Spread 1.50%
Cost $73,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.25%
Syndicate Members BNPPAR,CACIB,CITI,DB,GS,JPM,MUFG,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/21/2016
Issuer Intelsat Jackson Holding (INTEL 8.0% February 15, 2024 144A)
Cusip 45824TAR6
Bonds $170,000.00
Offering Price $100.00
Spread 1.25%
Cost $170,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 4.31%
Syndicate Members GS, GUGGENHEIM, JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/22/2016
Issuer Aleris International, Inc. (ARS 9.5% April 1, 2021 144A)
Cusip 014477AR4
Bonds $50,000.00
Offering Price $100.00
Spread 1.75%
Cost $50,000
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 1.46%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/22/2016
Issuer Boyd Gaming Corporation (BYD 6.375% April 1, 2026 144A)
Cusip 103304BL4
Bonds $70,000.00
Offering Price $100.00
Spread 1.53%
Cost $70,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.30%
Syndicate Members BAML,BNPPAR,CS,DB,JPM,NOMURA,UBS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/22/2016
Issuer CenturyLink, Inc. (CTL 7.5% April 1, 2024)
Cusip 156700BA3
Bonds $83,000.00
Offering Price $100.00
Spread 1.00%
Cost $83,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.27%
Syndicate Members BARCS,JPM,MIZUHO,SUN
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/23/2016
Issuer AMC Networks Inc. (AMCX 5.0% April 1, 2024)
Cusip 00164VAD5
Bonds $250,000.00
Offering Price $100.00
Spread 1.75%
Cost $250,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.79%
Syndicate Members BAML,BARCS,BNPPAR,CACIB,CITI,FIFTHI,GS,JPM,MS,SCOTIA,SUN,UBS,USB
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/28/2016
Issuer HD Supply Inc. (HDSUPP 5.75% April 15, 2024 144A)
Cusip 40415RAR6
Bonds $84,000.00
Offering Price $100.00
Spread 1.25%
Cost $84,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 4.22%
Syndicate Members BAML,BARCS,GS,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/29/2016
Issuer T-Mobile USA, Inc. (TMUS 6.0% April 15, 2024)
Cusip 87264AAQ8
Bonds $54,000.00
Offering Price $100.00
Spread 0.13%
Cost $54,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.85%
Syndicate Members BARCS,CITI,DB,GS,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/30/2016
Issuer Western Digital Corporation (WDC 7.375% April 1, 2023 144A)
Cusip 958102AJ4
Bonds $97,000.00
Offering Price $100.00
Spread 1.50%
Cost $97,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.51%
Syndicate Members BAML,CS,HSBCL,JPM,MIZUHO,MUFG,RBCCM,SMFGRP
Fund Pacholder High Yield Fund, Inc.
Trade Date 3/30/2016
Issuer Western Digital Corporation (WDC 10.5% April 1, 2024 144A)
Cusip 958102AK1
Bonds $209,000.00
Offering Price $100.00
Spread 1.75%
Cost $209,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.05%
Syndicate Members BAML,CS,HSBCL,JPM,MIZUHO,MUFG,RBCCM,SMFGRP
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/4/2016
Issuer Sunoco LP and Sunoco Finance Corp (SUN 6.25% April 15, 2021 144A)
Cusip 86765LAD9
Bonds $207,000.00
Offering Price $100.00
Spread 1.00%
Cost $207,000
Dealer Executing Trade Credit Suisse Securities(USA) LLC
% of Offering  purchased by firm 4.86%
Syndicate Members BAML,BBVA,CACIB,CITI,CS,DB,DNBK,GS,JPM,MIZUHO,MS,NATIX,PNCFIN,RBCCM,TDSECS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/5/2016
Issuer Diebold Inc (DBD 8.50% April 15, 2024 144A)
Cusip 253661AA1
Bonds $98,000.00
Offering Price $100.00
Spread 1.75%
Cost $98,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 3.48%
Syndicate Members CS,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/6/2016
Issuer MGM Escrow Issuer, LLC/MGM Growth Properties Operating Partnership LP (MGMMGP 5.625% May 1, 2024 144A)
Cusip 55303WAA5
Bonds $55,000.00
Offering Price $100.00
Spread 1.50%
Cost $55,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate Members BAML,BARCS,BNPPAR,CITI,DB,FIFTHI,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/6/2016
Issuer Numericable-SFR SA (NUMFP 7.375% May 1, 2026 144A)
Cusip 67054KAA7
Bonds $200,000.00
Offering Price $100.00
Spread 0.75%
Cost $200,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.21%
Syndicate Members BAML,BARCS,BNPPAR,CACIB,DB,GS,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/7/2016
Issuer CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.50% May 1, 2026 144A)
Cusip 1248EPBR3
Bonds $275,000.00
Offering Price $100.00
Spread 0.88%
Cost $275,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.19%
Syndicate Members BAML, CITI, CS,DB,GS,UBS,WFC,JPM,MISCHLER,MIZUHO,MS,RBC
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/11/2016
Issuer The Geo Group Inc (GEO 6.00% April 15, 2026)
Cusip 36162JAB2
Bonds $70,000.00
Offering Price $100.00
Spread 1.50%
Cost $70,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 8.92%
Syndicate Members BAML,BARCS,BNPPAR,JPM,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/11/2016
Issuer GLP Capital LP and GLP Financing II, Inc(GLPI 4.375% April 15, 2021)
Cusip 361841AG4
Bonds $10,000.00
Offering Price $100.00
Spread 0.94%
Cost $10,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.05%
Syndicate Members BAML,BARCS,CACIB,FIFTHI,JPM,NOMURA,OPP,SUN,UBS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/11/2016
Issuer GLP Capital LP and GLP Financing II, Inc(GLPI 5.375% April 15, 2026)
Cusip 361841AH2
Bonds $50,000.00
Offering Price $100.00
Spread 0.94%
Cost $50,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.17%
Syndicate Members BAML,BARCS,CACIB,FIFTHI,JPM,NOMURA,OPP,SUN,UBS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/12/2016
Issuer Pinnacle Entertainment Inc (PNK 5.625% May 1, 2024 144A)
Cusip 69354PAA9
Bonds $40,000.00
Offering Price $100.00
Spread 1.50%
Cost $40,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.49%
Syndicate Members BAML,CACIB,DB,FIFTHI,GS,JPM,USB,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/14/2016
Issuer Micron Technology Inc (MU 7.50% September 15, 2023 144A)
Cusip 595112BH5
Bonds $171,000.00
Offering Price $100.00
Spread 0.75%
Cost $171,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 4.15%
Syndicate Members CITI,HSBCL,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/19/2016
Issuer Altice US Finance I Corporation (ALTFIC 5.50% May 15, 2026 144A)
Cusip 02155FAC9
Bonds $256,000.00
Offering Price $100.00
Spread 1.00%
Cost $256,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.11%
Syndicate Members BAML,BARCS,BNPPAR,CS,DB,GS,JPM,MS,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/28/2016
Issuer Kaiser Aluminum Corp (KALU 5.875% May 15, 2024 144A)
Cusip 483007AF7
Bonds $60,000.00
Offering Price $100.00
Spread 1.50%
Cost $60,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 2.38%
Syndicate Members BAML,DB,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 4/29/2016
Issuer United Rentals North America Inc (URI 5.875% September 15, 2026)
Cusip 911365BE3
Bonds $15,000.00
Offering Price $100.00
Spread 1.25%
Cost $15,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.01%
Syndicate Members BAML,BARCS,CITI,DB,JPM,MS,MUFG,SCOTIA,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/3/2016
Issuer Hanesbrands Inc. (HBI 4.625% May 15, 2024 144A)
Cusip 410345AJ1
Bonds $60,000.00
Offering Price $100.00
Spread 1.50%
Cost $60,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members BAML,BARCS,GS,HSBCL,JPM,SUN
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/3/2016
Issuer Hanesbrands Inc. (HBI 4.875% May 15, 2026 144A)
Cusip 410345AL6
Bonds $60,000.00
Offering Price $100.00
Spread 1.50%
Cost $60,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members BAML,BARCS,GS,HSBCL,JPM,SUN
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/3/2016
Issuer United States Steel Corporation (X 8.375% July 1, 2021 144A)
Cusip 912909AK4
Bonds $67,000.00
Offering Price $100.00
Spread 1.75%
Cost $67,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 1.55%
Syndicate Members BAML,BARCS,JPM,MS,PNCFIN,SCOTIA,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/4/2016
Issuer Mobile Mini Inc (MINI 5.875% July 1, 2024 144A)
Cusip 60740FAL9
Bonds $33,000.00
Offering Price $100.00
Spread 1.50%
Cost $33,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.67%
Syndicate Members BAML,BARCS,BNPPAR,DB,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/4/2016
Issuer PTC Inc. (PTC 6.00% May 15, 2024)
Cusip 69370CAA8
Bonds $23,000.00
Offering Price $100.00
Spread 0.88%
Cost $23,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.04%
Syndicate Members JPM, BARCS
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/9/2016
Issuer Tesoro Logistics LP and Tesoro Logistics Finance Corp. (TLLP 6.125% October 15, 2021)
Cusip 88160QAD5
Bonds $30,000.00
Offering Price $100.25
Spread 1.25%
Cost $30,075
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 3.40%
Syndicate Members BAML,BARCS,BBVA,BNPPAR,CITI,CS,DB,GS,JPM,MIZUHO,MUFG,RBCCM,SMFGRP,SUN,TDSECS,UBS,USB,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/9/2016
Issuer Tesoro Logistics LP and Tesoro Logistics Finance Corp. (TLLP 6.375% May 1, 2024)
Cusip 88160QAM5
Bonds $105,000.00
Offering Price $100.00
Spread 1.25%
Cost $105,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 7.27%
Syndicate Members BAML,BARCS,BBVA,BNPPAR,CITI,CS,DB,GS,JPM,MIZUHO,MUFG,RBCCM,SMFGRP,SUN,TDSECS,UBS,USB,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/10/2016
Issuer Goodyear Tire & Rubber Company (GT 5.00% May 31, 2026)
Cusip 382550BF7
Bonds $165,000.00
Offering Price $100.00
Spread 1.25%
Cost $165,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 5.50%
Syndicate Members BAML,BARCS,BNPPAR,CACIB,CITI,DB,GS,HSBCL,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/11/2016
Issuer AES Corporation (AES 6.00% May 15, 2026)
Cusip 00130HBX2
Bonds $109,000.00
Offering Price $100.00
Spread 1.00%
Cost $109,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 6.00%
Syndicate Members BAML,BARCS,DB,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/11/2016
Issuer Boardwalk Pipelines LP(BWP 5.95% June 1, 2026)
Cusip 096630AE8
Bonds $40,000.00
Offering Price $98.86
Spread 0.65%
Cost $39,544
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.91%
Syndicate Members BARCS,CITI,DB,JPM,MIZUHO,MUFG,RBCCM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/11/2016
Issuer Penske Automotive Group (PAG 5.50% May 15, 2026)
Cusip 70959WAG8
Bonds $162,000.00
Offering Price $100.00
Spread 1.13%
Cost $162,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 6.88%
Syndicate Members BAML,JPM,RBS,USB,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/11/2016
Issuer Teleflex Inc. (TFX 4.875% June 1, 2026)
Cusip 879369AE6
Bonds $18,000.00
Offering Price $100.00
Spread 1.25%
Cost $18,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.02%
Syndicate Members BAML,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/12/2016
Issuer Cheniere Corpus Christi Holdings, LLC (CHCOCH 7.00% June 30, 2024 144A)
Cusip 16412XAA3
Bonds $155,000.00
Offering Price $100.00
Spread 0.83%
Cost $155,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 2.27%
Syndicate Members BAML,BBVA,BNPPAR,CACIB,CS,GS,HSBCL,ING,JPM,LLOYDS,MIZUHO,MS,MUFG,RBCCM,SCOTIA,SG,SMFGRP,STAN
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/12/2016
Issuer LifePoint Health Inc. (LPNT 5.375% May 1, 2024 144A)
Cusip 53219LAP4
Bonds $60,000.00
Offering Price $100.00
Spread 1.25%
Cost $60,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.94%
Syndicate Members BAML,BARCS,CITI,GS,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/12/2016
Issuer Performance Food Group I (PFGC 5.50% June 1, 2024 144A)
Cusip 71376LAB6
Bonds $45,000.00
Offering Price $100.00
Spread 1.50%
Cost $45,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 2.16%
Syndicate Members BARCS,BMO,CS,JPM,MS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/16/2016
Issuer Aramark Services Inc. (ARMK 4.75% June 1, 2026 144A)
Cusip 038522AM0
Bonds $90,000.00
Offering Price $100.00
Spread 1.25%
Cost $90,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 2.76%
Syndicate Members BAML,BARCS,CS,GS,JPM,MS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/17/2016
Issuer Diamond I Finance Corp and Diamond II Finance Corp (DELL 4.42% June 15, 2021 144A)
Cusip 25272KAD5
Bonds $90,000.00
Offering Price $99.97
Spread 0.74%
Cost $89,974
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 1.48%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/17/2016
Issuer Diamond I Finance Corp and Diamond II Finance Corp (DELL 5.45% June 15, 2023 144A)
Cusip 25272KAG8
Bonds $259,000.00
Offering Price $99.96
Spread 0.74%
Cost $258,889
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 3.38%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/17/2016
Issuer Diamond I Finance Corp and Diamond II Finance Corp (DELL6.02% June 15, 2026 144A)
Cusip 25272KAK9
Bonds $259,000.00
Offering Price $99.95
Spread 0.74%
Cost $258,876
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 2.88%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/17/2016
Issuer Diamond I Finance Corp and Diamond II Finance Corp (DELL 8.10% July 15, 2036 144A)
Cusip 25272KAN3
Bonds $36,000.00
Offering Price $99.93
Spread 0.74%
Cost $35,974
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 0.64%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/17/2016
Issuer Diamond I Finance Corp and Diamond II Finance Corp (DELL 8.35% July 15, 2046 144A)
Cusip 25272KAR4
Bonds $52,000.00
Offering Price $99.92
Spread 0.74%
Cost $51,958
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 1.80%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/18/2016
Issuer Sirius XM Radio Inc. (SIRI 5.375% July 15, 2026 144A)
Cusip 82967NAW8
Bonds $174,000.00
Offering Price $100.00
Spread 1.13%
Cost $174,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.36%
Syndicate Members BAML,BARCS,CITI,DB,GS,JPM,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/18/2016
Issuer Vereit Operating Partnership, L.P. (VER 4.875% June 1, 2026)
Cusip 92340LAA7
Bonds $17,000.00
Offering Price $100.00
Spread 1.25%
Cost $17,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.43%
Syndicate Members BARCS,CAPFIN,CITI,GS,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/18/2016
Issuer Vereit Operating Partnership, L.P. (VER 4.125% June 1, 2021)
Cusip 92340LAB5
Bonds $38,000.00
Offering Price $100.00
Spread 1.25%
Cost $38,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.20%
Syndicate Members BARCS,CAPFIN,CITI,GS,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/23/2016
Issuer US Concrete Inc. (USCR 6.375% June 1, 2024 144A)
Cusip 90333LAM4
Bonds $111,000.00
Offering Price $100.00
Spread 1.50%
Cost $111,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 5.12%
Syndicate Members JPM,UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/24/2016
Issuer Match Group Inc. (6.375% June 1, 2024 144A)
Cusip 57665RAD8
Bonds $60,000.00
Offering Price $100.00
Spread 1.13%
Cost $60,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.55%
Syndicate Members BAML,BARCS,BMO,BNPPAR,DB,GS,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/25/2016
Issuer Open Text Corporation (OTCCN 5.875% June 1, 2026 144A)
Cusip 683715AB2
Bonds $87,000.00
Offering Price $100.00
Spread 1.13%
Cost $87,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.30%
Syndicate Members BARCS,CITI,MS,RBC,BMO,CIBC,HSBC,JPM,MUFG,MBC,PNC,SCOTIA
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/26/2016
Issuer Teck Resources Limited (TCKBCN 8.00% June 1, 2021 144A)
Cusip 878742BA2
Bonds $25,000.00
Offering Price $100.00
Spread 1.50%
Cost $25,000
Dealer Executing Trade BofA Merill Lynch
% of Offering  purchased by firm 0.86%
Syndicate Members BAML,BARCS,BMO,CIBC,CITI,DB,GS,JPM,MS,RBCCM,SCOTIA,TDSECS
Fund Pacholder High Yield Fund, Inc.
Trade Date 5/26/2016
Issuer Teck Resources Limited (TCKBCN 8.50% June 1, 2024 144A)
Cusip 878742BC8
Bonds $25,000.00
Offering Price $100.00
Spread 1.50%
Cost $25,000
Dealer Executing Trade BofA Merill Lynch
% of Offering  purchased by firm 0.94%
Syndicate Members BAML,BARCS,BMO,CIBC,CITI,DB,GS,JPM,MS,RBCCM,SCOTIA,TDSECS
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/2/2016
Issuer Yum! Brands Inc. (YUM 5.00% June 1, 2024 144A)
Cusip 48250NAA3
Bonds $140,000.00
Offering Price $100.00
Spread 0.88%
Cost $140,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.98%
Syndicate Members CITI,GS,JPM,MS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/2/2016
Issuer Yum! Brands Inc. (YUM 5.25% June 1, 2026 144A)
Cusip 48250NAB1
Bonds $140,000.00
Offering Price $100.00
Spread 0.88%
Cost $140,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.98%
Syndicate Members CITI,GS,JPM,MS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/2/2016
Issuer Wesco Distribution Inc (WCC 5.375% June 15, 2024 144A)
Cusip 95081QAL8
Bonds $150,000.00
Offering Price $100.00
Spread 1.50%
Cost $150,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 4.42%
Syndicate Members BAML,CS,GS,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/7/2016
Issuer Six Flags Entertainment Corporation (SIX 4.875% July 31, 2024 144A)
Cusip 83001AAB8
Bonds $75,000.00
Offering Price $100.00
Spread 1.25%
Cost $75,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 8.27%
Syndicate Members BAML,BARCS,BBVA,GS,HSBCL,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/8/2016
Issuer Diamond 1 Finance Corp and Diamond 2 Finance Corp (DELL 5.875% June 15, 2021 144A)
Cusip 25272KAU7
Bonds $95,000.00
Offering Price $100.00
Spread 1.75%
Cost $95,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 2.18%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/8/2016
Issuer Diamond 1 Finance Corp and Diamond 2 Finance Corp (DELL 7.125% June 15, 2024 144A)
Cusip 25272KAW3
Bonds $100,000.00
Offering Price $100.00
Spread 1.75%
Cost $100,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 2.46%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/8/2016
Issuer Sabine Pass Liquefaction (CQP 5.875% June 30, 2026 144A)
Cusip 785592AP1
Bonds $180,000.00
Offering Price $100.00
Spread 0.67%
Cost $180,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 3.23%
Syndicate Members ABN,BAML,BBVA,CACIB,CS,GS,HSBCL,ING,JPM,LLOYDS,MIZUHO,MS,MUFG,RBCCM,SANT,SCOTIA,SG,SMFGRP
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/9/2016
Issuer Communications Sales & Leasing Inc.(CSAL 6.00% April 15, 2023 144A)
Cusip 20341WAA3
Bonds $60,000.00
Offering Price $99.25
Spread 1.50%
Cost $59,550
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 11.96%
Syndicate Members CITI,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/9/2016
Issuer JC Penney Corporation Inc (JCP 5.875% July 1, 2023 144A)
Cusip 708160CB0
Bonds $20,000.00
Offering Price $100.00
Spread 1.25%
Cost $20,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.57%
Syndicate Members BAML,BARCS,GS,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/9/2016
Issuer West Corporation (WSTC 4.75% July 15, 2021 144A)
Cusip 952355AQ8
Bonds $93,000.00
Offering Price $100.00
Spread 1.38%
Cost $93,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 4.57%
Syndicate Members BAML,BMO,CITFIN,DB,HSBCL,JPM,MIZUHO,MS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/10/2016
Issuer Weatherford International Ltd (WFT 7.75% June 15, 2021)
Cusip 947075AJ6
Bonds $38,000.00
Offering Price $100.00
Spread 1.50%
Cost $38,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.96%
Syndicate Members CITI,DB,JPM,MS,MUFG,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/10/2016
Issuer Weatherford International Ltd (WFT 8.25% June 15, 2023)
Cusip 947075AK3
Bonds $37,000.00
Offering Price $100.00
Spread 1.50%
Cost $37,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.27%
Syndicate Members CITI,DB,JPM,MS,MUFG,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/13/2016
Issuer AK Steel Corporation (AKS 7.50% July 15, 2023)
Cusip 001546AT7
Bonds $195,000.00
Offering Price $100.00
Spread 1.75%
Cost $195,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.00%
Syndicate Members BAML,CITI,CS,DB,GS,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/13/2016
Issuer L Brands, Inc. (LB 6.75% July 1, 2036)
Cusip 501797AM6
Bonds $150,000.00
Offering Price $100.00
Spread 1.00%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.46%
Syndicate Members BAML,CITI,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/13/2016
Issuer US Foods Inc (USFOOD 5.875% June 15, 2024 144A)
Cusip 90290MAB7
Bonds $105,000.00
Offering Price $100.00
Spread 1.00%
Cost $105,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.16%
Syndicate Members BAML,BMO,CITI,DB,GS,ING,JPM,KKR,MS,NATIX,RABO,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/20/2016
Issuer AmeriGas Partners, L.P and AmeriGas Finance Corp. (APU 5.625% May 20, 2024)
Cusip 030981AH7
Bonds $105,000.00
Offering Price $100.00
Spread 1.23%
Cost $105,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.53%
Syndicate Members BAML,CITI,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 6/20/2016
Issuer AmeriGas Partners, L.P and AmeriGas Finance Corp. (APU5.875% August 20, 2026)
Cusip 030981AJ3
Bonds $130,000.00
Offering Price $100.00
Spread 1.23%
Cost $130,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.53%
Syndicate Members BAML,CITI,JPM,WFC